PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Dear Stockholders:

The high yield market continued its recent pattern of being up one month and down the next during the second quarter, similar to the volatility seen in the equity markets in 2001. For the first six months of the year, the market had three months of positive returns and three months of negative returns. This pattern is fueled by a number of fundamental and technical factors that are pulling the market in opposite directions including: concerns over the direc-tion of the economy, continued fundamental earnings weakness in many sectors, and the uncertain valuations of telecommunications assets, the largest sector of the high yield market. These negative factors have been offset by a favora-ble response to the Federal Reserve's interest rate cuts (because such cuts generally decrease the probability of recession), continued positive inflows into high-yield mutual funds, and better overall quality of new high-yield is-suance.

Despite the monthly volatility, investor sentiment with regard to high yield has remained positive. Flows of funds into high-yield mutual funds totaled ap-proximately $760 million for the quarter, a continuation of the positive inflows during the first quarter of 2001. We continue to believe that the high yield market will remain a compelling option as investors seek out fixed in-come alternatives in this decreasing interest rate environment.

The U.S. economy has slowed sharply in the first half of 2001, particularly in the industrial and high tech areas. In response to the economic slowdown, the Federal Reserve has continued to aggressively reduce short-term interest rates, cutting the benchmark Fed Funds rate by 275 basis points since the be-ginning of the year. Although we remain cautious about the timing of an eco-nomic turnaround, we believe that the Pacholder High Yield Fund, Inc. (the "Fund") is positioned to perform well as the economy recovers from the current slowdown.

Overview of the Second Quarter

For the three months ended June 30, 2001 the Fund posted a total return of -4.93%, underperforming the Closed End High Yield Funds average total return of -4.62% (as reported by Thompson Financial) and the CS First Boston High Yield Index, Developed Countries Only(TM) (the "Index") total return of -0.92%. The Fund's relative underperformance during this quarter was primarily attribut-able to the general cost of leverage and the one-time costs associated with the public offering of the Fund's auction rate preferred stock and redemption of the Series C, D and E Cumulative Preferred Stock. See "New Auction Rate Preferred Stock" below. The underlying portfolio (gross of fees and expenses) returned -0.95% for the quarter, approximately matching the Index.

The impact of the monthly volatility could be seen in the Index's average price, yield, and spread over Treasurys. For the quarter the average price of the Index declined 2.95 points from 78.45 to 75.50. However, due to defaults the Index yield decreased 8 basis points from 13.05% to 12.97%, and its spread over the comparable Treasury decreased by 39 basis points, from 836 to 797. While the spread over Treasurys of high yield securities has decreased this year to 797 basis points, the spread is still relatively wide when compared to the 540 basis point average spread over Treasurys over the last five years. The high yield market's average yield of 12.97% continues to attract investors in search of higher yielding alternatives to offset the negative income ef-fects of the Federal Reserve cuts on their portfolios.

The negative performance of the high yield market in the second quarter of 2001 was the result of sharply negative returns in a few industry sectors rather than across-the-board weakness. For the quarter, 13 of the 19 industry sectors in the Index produced positive total returns. The Food/Tobacco, Serv-ices and Financial sectors performed particularly well during the quarter. However, as in the first quarter, the Index's total return for the quarter was materially impacted by the fact that the largest industry sector, Telecommuni-cations, was by far the worst performing sector with a total return of -15%. Within this sector, Telecommunications: Fixed was down over 23%. Other sectors that posted material negative returns during the quarter were Chemicals and Utility. During the quarter the Fund had strong performance relative to the market in the Food/Tobacco, Forest Products/Containers and Services sectors and underperformed in the Retail, Financial, and Manufacturing segments of the market. The Fund's portfolio is well diversified, with investments in 184 is-sues in 32 different industries. Our highest concentration continues to be in the Telecommunications segment of the market, which accounted for 15.4% of the portfolio as of June 30, 2001. The Fund's weighting in Telecommunications is less than the Index's 18.12% weighting in this sector.

Year-to-date through June 30, 2001, the Fund has experienced a 4.36% issuer default rate, which compares favorably to Moody's issuer default rate of 7.09%. As discussed in the first quarter report, the market has factored in the risk of default in specific companies by driving riskier credits to very low prices, minimizing the impact of defaults on the Fund's as well as the market's performance.

New Auction Rate Preferred Stock

The Fund successfully completed a $92 million offering of auction rate pre-ferred stock through Salomon Smith Barney and Banc One Capital Markets, Inc. on June 29, 2001. The offering raised, net of expenses, approximately $90.8 million, of which $71.3 million was used to repurchase all of the Fund's out-standing 7.15% Series C, 7.05% Series D, and 6.46% Series E Cumulative Pre-ferred Stock for the aggregate $70 million liquidation preference plus the make-whole optional redemption premium for such series. The Series C, D, and E preferred shares had a mandatory redemption date of March 2, 2002. The remain-ing net proceeds, approximately $19.5 million, were substantially invested in high

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
yield securities during July. The high yield market provided the Fund with a number of attractive opportunities during this time period. The proceeds from the offering were invested in a wide array of better quality high yield bonds. The yield on the net proceeds was approximately 11.00%, representing a 638 ba-sis point spread over comparable Treasuries.

The initial dividend rate on the auction rate preferred shares was set at 3.95% per annum. After the initial dividend period, all subsequent periods generally are expected to be seven days in length, and the dividend rate for each subse-quent period will be set by an auction conducted by the auction agent. The div-idend rate in the Funds subsequent auctions has ranged from 3.75% to 3.85%.

In July, the Fund entered into $40 million of interest rate swaps at a weighted average fixed cost of 4.85%, and maturities ranging from two years to five years. We entered into these swap transactions to fix the cost of a significant portion of the Fund's leverage. We believed fixing a portion of our leverage obligations is prudent given that the overwhelming majority of bonds the Fund invests in are fixed rate obligations.

The auction rate preferred stock offering has allowed the Fund to dramatically reduce its average cost of leverage from 6.95% to 4.53% and hence has improved the amount of dividend income available to common shareholders. The 4.53% rate is based on the interest rate swaps rate of 4.85% and the recent dividend rate of 3.85% for the auction rate preferred stock, which may fluctuate up or down on a weekly basis.

Outlook

We continue to believe that the high yield market has the potential for signif-icant price appreciation and total return when the economy begins to recover from its current weakness. We are cautiously positioning the Fund's portfolio with this expectation and are opportunistically rotating out of fully valued positions and into issues trading at a discount that we believe have better to-tal return potential.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,



/s/ William J. Morgan
William J. Morgan
President

August 14, 2001

---------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available re-garding the Fund.
---------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Firstar Bank, N.A. Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Percent
                                                   Par                 of Net
Description                                       (000)      Value     Assets

------------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 91.7%
AEROSPACE -- 0.6%
Atlantic Coast Airlines, Tranche C Pass-Thru
 Cert, 8.75%, 1/1/07/2/                          $  1,129 $  1,151,204    0.6%
                                                          ------------  -----
                                                             1,151,204    0.6
CHEMICALS -- 3.1%
IMC Global, Inc., Sr Nt,
 10.875%, 6/1/08/2/                                 1,000      995,000    0.5
ISP Holdings, Inc., Sr Nt,
 9%, 10/15/03                                       1,000      962,500    0.5
ISP Chemco, Inc., Sr Sub Nt, 10.25%, 7/1/11         1,000    1,000,000    0.5
Marsulex, Inc., Sr Sub Nt,
 9.625%, 7/1/08                                     1,250    1,200,000    0.6
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                     2,750    1,828,750    0.9
Polymer Group, Inc., Sr Sub Nt,
 9%, 7/1/07                                           875      323,750    0.1
                                                          ------------  -----
                                                             6,310,000    3.1
CONSUMER PRODUCTS -- 2.4%
Chattem, Inc., Sr Sub Nt,
 8.875%, 4/1/08                                     2,165    1,991,800    1.0
Drypers Corp., Sr Nt,/1/,/4/
 10.25%, 6/15/07                                    1,465       14,650    0.0
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                    1,595      877,250    0.4
JB Williams Holdings Inc., Sr Nt, 12%, 3/1/04         375      367,500    0.2
Westpoint Stevens, Inc., Sr Nt, 7.875%, 6/15/05       500      195,000    0.1
Windmere Durable, Inc., Sr Sub Nt, 10.00%,
 7/31/08                                            1,500    1,395,000    0.7
                                                          ------------  -----
                                                             4,841,200    2.4
ENERGY -- 5.7%
Baytex Energy LTD, Sr Sub Nt, 10.5%, 2/15/11/2/     1,450    1,479,000    0.7
BRL Universal Equipment, Sr Nt, 8.875%, 2/15/08       415      423,300    0.2
Coho Energy, Inc., Sr Sub Nt PIK, 15%,
 3/31/07/3/                                         2,311    2,397,683    1.2
Dresser, Inc., Sr Sub Nt, 9.375%, 4/15/11/2/          500      506,250    0.2
Giant Industries, Inc., Sr Sub Nt, 9.75%,
 11/15/03                                           1,031    1,031,000    0.5

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
ENERGY (continued)
Giant Industries, Inc., Sr Sub Nt, 9%, 9/1/07     $  1,000 $    960,000    0.5%
ICO, Inc., Sr Nt, 10.375%, 6/1/07                    1,725    1,722,844    0.8
Orion Refining Corp., Sr Nt, 10%, 11/15/04/2/        3,311    1,986,304    1.0
Orion Refining Corp., Sr Secd Bridge Nt, 10%,
 06/01/02/3/                                           630      638,753    0.3
Triton Energy LTD, Corp, Sr Nt, 8.875%, 10/1/07        500      512,500    0.3
                                                           ------------  -----
                                                             11,657,634    5.7
FINANCE -- 0.7%
Conseco, Inc., Sr Nt, 8.75%, 2/9/04                  1,500    1,417,500    0.7
                                                           ------------  -----
                                                              1,417,500    0.7
FOOD & DRUG -- 0.8%
Great Atlantic & Pacific Tea, Inc., Sr Nt, 7.7%,
 1/15/04                                             1,000      901,345    0.4
Penn Traffic, Co., Sr Nt, 11%, 6/29/09                 877      776,145    0.4
                                                           ------------  -----
                                                              1,677,490    0.8
FOOD & TOBACCO -- 5.2%
American Restaurant Group, Inc., Sr Nt, 11.5%,
 2/15/03                                             1,348    1,280,600    0.6
Apple South, Inc., Sr Nt, 9.75%, 6/1/06              1,500    1,125,000    0.5
Avado Brands, Inc., Sr Sub Nt, 11.75%,
 6/15/09/1/,/4/                                        500      140,000    0.1
Cott Corp, Sr Nt, 8.5%, 5/1/07                       1,255    1,248,725    0.6
Del Monte Corp, Sr Sub Nt, 9.25%, 5/15/11/2/           500      510,000    0.3
Domino's, Inc., Sr Sub Nt, 10.375%, 1/15/09            880      893,200    0.4
FM 1993A Corp., Sr Nt, 9.75%, 11/1/03                1,150    1,168,688    0.6
Ft. Biscuit Co., LLC, 1st Mtg, 14%, 8/1/01/3/          500      500,000    0.2
Ft. Biscuit Co., LLC, Sub Nt, 12%, 11/1/05/3/          500      500,000    0.2
Fresh Foods, Inc., Sr Nt, 10.75%, 6/1/06             1,435      473,550    0.2
National Wine & Spirits, Inc., Sr Nt, 10.125%,
 1/15/09                                             1,000    1,012,500    0.5
Premium Standard Farms, Sr Nt, 9.25%, 6/15/11/2/     1,985    1,960,188    1.0
                                                           ------------  -----
                                                             10,812,451    5.2
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
FOREST PRODUCTS & CONTAINERS -- 7.1%
Ainsworth Lumber Co. Ltd., Sr Nt, 12.5%,
 7/15/07/4/                                       $  3,000 $  2,760,000    1.4%
Alabama Pine Pulp, Inc., Tranche B Bank Debt,
 8.06%, 6/30/05                                      1,227       61,327    0.0
Alabama Pine Pulp, Inc., Tranche C Bank Debt,
 10.75%, 12/31/08                                    1,706       85,308    0.0
American Tissue, Inc., Sr Sec Nt, 12.5%, 7/15/06     2,250    2,070,000    1.0
Applied Extrusion Technologies, Sr Sub Nt,
 10.75%, 7/1/11                                      1,600    1,616,000    0.8
Berry Plastics Corp., Sr Sub Nt, 12.25%, 4/15/04     2,000    2,020,000    1.0
Caraustar Industries, Sr Sub Nt, 9.875%,
 4/1/11/2/                                             500      460,000    0.2
Fibermark, Inc., Sr Nt, 10.75%, 4/15/11/2/             750      753,750    0.4
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                                     1,250    1,168,750    0.6
Portola Packaging Inc., Sr Nt, 10.75%, 10/1/05       2,410    2,132,850    1.0
Potlatch Corp., Sr Sub Nt, 10%, 7/15/11/2/           1,500    1,507,500    0.7
                                                           ------------  -----
                                                             14,635,485    7.1
GAMING & LEISURE -- 2.7%
Bally Total Fitness Holding Corp., Sr Sub Nt,
 9.875%, 10/15/07                                    2,000    1,985,000    1.0
Prime Hospitality Corp., 1st Mtg, 9.25%, 1/15/06     1,000    1,010,000    0.5
Prime Hospitality Corp., Sr Sub Nt, 9.75%,
 4/1/07                                              1,375    1,402,500    0.7
Speedway Motorsports, Inc., Co Guar, 8.5%,
 8/15/07                                             1,000    1,020,000    0.5
                                                           ------------  -----
                                                              5,417,500    2.7
HEALTH CARE -- 6.9%
Alliance Imaging, Inc., Sr Sub Nt, 10.375%,
 4/15/11/2/                                          1,000    1,025,000    0.5
Beverly Enterprises, Inc., Sr Nt, 9%, 2/15/06          770      777,700    0.4
Beverly Enterprises, Inc., Sr Nt,
 9.625%, 4/15/09/2/                                    750      768,750    0.4
Concentra Operating Corp., Sr Sub Nt, 13%,
 8/15/09                                             1,500    1,608,750    0.8

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
HEALTH CARE (continued)
Extendicare Health Services, Sr Sub Nt, 9.35%,
 12/15/07                                         $  2,500 $  2,187,500    1.1%
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                      2,000    1,970,000    1.0
Fresenius Medical Capital Trust, Co Guar, 9.0%,
 12/1/06                                             1,000    1,017,500    0.5
HCR Manor Care, Sr Nt, 7.5%, 6/15/06                   500      490,725    0.2
Healthsouth Corp., Sr Sub Nt, 10.75%, 10/1/08        1,000    1,080,000    0.5
King Pharmaceutical, Inc., Sr Sub Nt,
 10.75%, 2/15/09                                     1,283    1,398,470    0.7
Owens and Minor, Inc., Sr Sub Nt,
 8.5%, 7/15/11/2/                                    1,500    1,511,250    0.7
Triad Hospitals, Sr Nt, 8.75%, 5/1/09/2/               250      254,375    0.1
                                                           ------------  -----
                                                             14,090,020    6.9
HOUSING -- 2.3%
American Builders & Contractors Supply Co.,
 Inc., Sr Sub Nt, 10.625%, 5/15/07                   1,500    1,402,500    0.7
Associated Materials, Inc., Sr Sub Nt,
 9.25%, 3/1/08                                       1,000      980,000    0.5
Omega Cabinets, Ltd, Sr Sub Nt, 10.5%, 6/15/07       2,250    2,317,500    1.1
                                                           ------------  -----
                                                              4,700,000    2.3
INFORMATION TECHNOLOGY -- 1.8%
Elgar Holdings, Inc., Sr Nt, 9.875%, 2/1/08          1,000      630,000    0.3
Flextronics International Ltd, Sr Sub Nt, 8.75%,
 10/15/07                                            2,000    1,930,000    0.9
Viasystems, Inc., Sr Sub Nt, 9.75%, 6/1/07           2,500    1,225,000    0.6
                                                           ------------  -----
                                                              3,785,000    1.8
MANUFACTURING -- 7.4%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07              1,500      772,500    0.4
Better Minerals and Aggregates Co., Sr Sub Nt,
 13%, 9/15/09                                        2,250    1,890,000    0.9
Columbus McKinnon Corp., Sr Sub Nt, 8.5%, 4/1/08     1,250    1,131,250    0.5
Communications Instruments, Inc., Sr Sub Nt,
 10%, 9/15/04                                        2,130    1,826,475    0.9
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
MANUFACTURING (continued)
Day International Group, Inc., Sub Nt,
 9.5%, 3/15/08                                    $  2,000 $  1,760,000    0.9%
Hexcel Corp., Sr Sub Nt, 9.75%, 1/15/09/2/           1,000      962,500    0.5
Indesco International, Inc., Sr Sub Nt,
 9.75%, 4/15/08/1/,/4/                               1,750      157,500    0.1
International Knife & Saw, Sr Sub Nt,
 11.375%, 11/15/06/1/,/4/                            3,000      292,500    0.1
Jackson Products, Inc., Sr Sub Nt, 9.5%, 4/15/05     2,000    1,760,000    0.9
Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06              1,525    1,525,000    0.7
LLS Corp., Sr Sub Nt, 11.625%, 8/1/09                1,000      750,000    0.4
MMI Products, Inc., Sr Sub Nt, 11.25%, 4/15/07       2,000    1,860,000    0.9
Precision Partners, Inc., Sr Sub Nt,
 12%, 3/15/09                                        1,175      528,750    0.2
                                                           ------------  -----
                                                             15,216,475    7.4
MEDIA & TELECOM: BROADCASTING -- 5.5%
Ackerly Group, Inc., Sr Sub Nt, 9%, 1/15/09          1,500    1,312,500    0.6
Canwest Media, Inc., Sr Sub Nt,
 10.625%, 5/15/11/2/                                 1,000    1,015,000    0.5
Cumulus Media, Inc., Sr Sub Nt, 10.375%, 7/1/08      2,000    1,990,000    1.0
Granite Broadcasting Corp., Sr Sub Nt, 10.375%,
 5/15/05                                             2,612    1,815,340    0.9
Radio One, Inc., Sr Sub Nt, 8.875%, 7/1/11             500      500,000    0.2
Salem Communications, Sr Sub Nt, 9.5%, 10/1/07       1,750    1,785,000    0.9
Sinclair Broadcasting Group, Inc, Sr Sub Nt,
 10%, 9/30/05                                        1,250    1,256,250    0.6
Spanish Broadcasting System, Co Guar, 9.625%,
 11/1/09                                               825      767,250    0.4
Young Broadcasting, Inc., Sr Sub Nt,
 10%, 3/1/11/2/                                        900      864,000    0.4
                                                           ------------  -----
                                                             11,305,340    5.5
MEDIA & TELECOM: CABLE -- 4.4%
Adelphia Communications, Corp., Sr Nt, 9.375%,
 11/15/09                                            1,500    1,432,500    0.7

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
MEDIA & TELECOM: CABLE (continued)
Charter Communications Holdings LLC, Sr Nt, 10%,
 4/1/09                                           $  2,000 $  2,030,000    1.0%
Classic Cable, Inc., Sr Sub Nt, 10.5%, 3/1/10          250       72,500    0.0
Classic Cable, Inc., Sr Sub Nt, 9.375%, 8/1/09       1,250      362,500    0.2
Insight Communications, Inc., Sr Disc Nt,
 0/12.25%, 2/15/11/2/                                2,000    1,130,000    0.6
Mediacom LLC/Capital Corp., Sr Nt,
 8.50%, 4/15/08                                      1,500    1,395,000    0.7
Mediacom LLC/Capital Corp., Sr Nt,
 9.50%, 1/15/03/2/                                     500      480,000    0.2
RCN Corp., Sr Nt, 10%, 10/15/07                      1,400      588,000    0.3
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08               1,000      280,000    0.1
Telewest PLC, Sr Disc Debs, 11%, 10/1/07             1,500    1,263,750    0.6
                                                           ------------  -----
                                                              9,034,250    4.4
MEDIA & TELECOM: FIXED COMMUNICATIONS -- 4.8%
Alaska Communications Systems Holdings, Inc., Sr
 Sub Nt, 9.375%, 5/15/09                             1,000      840,000    0.4
Convergent Communications, Inc., Sr Nt, 13%,
 4/1/08/1/,/4/                                       3,750       28,125    0.0
DTI Holdings, Inc., Sr Disc Nt, 0/12.5%, 3/1/08      3,750      562,500    0.3
Exodus Communications, Inc., Sr Nt
 10.75%, 12/15/09                                    1,320      448,800    0.2
Exodus Communications, Inc., Sr Nt
 11.625%, 7/15/10                                      500      172,500    0.1
GCI, Inc., Sr Nt, 9.75%, 8/1/07                      1,500    1,477,500    0.7
Global Crossing Holdings, Ltd., Sr Nt,
 9.125%, 11/15/06                                    2,000    1,575,000    0.8
Level 3 Comm, Sr Nt, 11.25%, 3/15/10                 1,500      637,500    0.3
McLeod USA, Inc., Sr Nt, 8.375%, 3/15/08             2,000    1,080,000    0.5
McLeod USA, Inc., Sr Nt, 11.375%, 1/01/09              250      157,500    0.1
Metromedia Fiber Network, Inc., Sr Nt, 10%,
 12/15/09                                            1,500      570,000    0.3
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
MEDIA & TELECOM: FIXED COMMUNICATIONS
 (continued)
Nextlink Communications, Inc., Sr Nt,
 10.5%, 12/1/09                                   $  1,500 $    480,000    0.2%
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08/1/,/4/         2,295      160,650    0.1
PSINet, Inc., Sr Nt, 10.5%, 12/1/06/1/,/4/           3,650      219,000    0.1
PSINet, Inc., Sr Nt, 10%, 2/15/05/1/,/4/             1,100       66,000    0.0
PSINet, Inc., Sr Nt, 11.5%, 11/1/08/1/,/4/             400       24,000    0.0
Time Warnter Telecom, Inc., Sr Nt,
 10.125%, 2/1/11                                       500      450,000    0.2
Williams Communications Group, Inc., Sr Nt,
 11.875%, 8/1/10                                       750      311,250    0.2
Williams Communications Group, Inc., Sr Nt,
 10.875%, 10/1/09                                    1,500      607,500    0.3
                                                           ------------  -----
                                                              9,867,825    4.8
MEDIA & TELECOM: WIRELESS COMMUNICATIONS -- 8.2%
American Tower, Sr Nt, 9.375%, 2/1/09/2/             1,500    1,398,750    0.7
Arch Communications Group, Inc., Sr Nt, 12.75%,
 7/1/07/1/                                           1,100      110,000    0.1
Arch Communications Group, Inc., Sr Nt, 13.75%,
 4/15/08/1/                                          1,250      125,000    0.1
Arch Communications Group, Inc., Tranche B1
 7.312%, 12/31/04                                    2,000    1,000,000    0.5
Centennial Cellular Corp., Sr Sub Nt,
 10.75%, 12/15/08                                    2,375    2,196,875    1.1
Crown Castle Int'l Corp., Sr Nt,
 0/10.375%, 5/15/11                                  1,500      933,750    0.4
Crown Castle Int'l Corp., Sr Sub Nt,
 9.5%, 8/1/11                                        1,000      907,500    0.4
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07/1/,/4/                             2,750      165,000    0.1
Nextel Communications, Inc., Sr Nt,
 9.375%, 11/15/09                                    2,000    1,585,000    0.8
Price Communications Wireless, Inc., Sr Sec Nt,
 9.125%, 12/15/06                                    1,000    1,035,000    0.5
Rogers Wireless, Inc., Sr Nt, 9.625%, 5/1/11/2/      1,000    1,005,000    0.5
Rural Cellular Corp., Sr Sub Nt, 9.625%, 5/15/08     2,050    1,988,500    1.0

                                                                        Percent
                                                    Par                 of Net
Description                                        (000)      Value     Assets

-------------------------------------------------------------------------------
MEDIA & TELECOM: WIRELESS COMMUNICATIONS
 (continued)
SBA Communications Corp., Sr Nt, 10.25%, 2/1/09   $  1,000 $    915,000    0.4%
Telecorp PCS, Inc., Sr Disc Nt,
 0/11.625%, 4/15/09                                  1,500      937,500    0.4
Telecorp PCS, Inc., Sr Sub Nt, 10.625%, 7/15/10        500      470,000    0.2
Tritel PCS, Inc., Sr Sub Nt, 10.375%, 1/15/11        1,500    1,372,500    0.6
Triton PCS, Inc., Sr Disc Nt, 0/11%, 5/1/08          1,000      806,250    0.4
                                                           ------------  -----
                                                             16,951,625    8.2
MEDIA & TELECOM: DIVERSIFIED -- 4.5%
Garden State Newspapers, Inc., Sr Sub Nt, 8.75%,
 10/1/09                                               800      768,000    0.4
Liberty Group Operating, Inc., Sr Sub Nt,
 9.375%, 2/1/08                                      2,000    1,400,000    0.7
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                                   1,125      663,750    0.3
Mail-Well, Inc., Convertible, 5%, 11/1/02            1,390    1,263,163    0.6
Perry-Judd, Sr Sub Nt, 10.625%, 12/15/07             2,400    2,160,000    1.1
Phoenix Color Corp., Sr Sub Nt, 10.375%, 2/1/09      1,330    1,077,300    0.5
Six Flags, Inc., Sr Nt, 9.5%, 2/1/09/2/                500      499,375    0.2
Tri-State Outdoor Media, Sr Nt, 11%, 5/15/08         2,000    1,500,000    0.7
                                                           ------------  -----
                                                              9,331,588    4.5
METALS & MINERALS -- 1.2%
LTV Corp., Sr Nt, 11.75%, 11/15/09/1/,/4/            1,000       55,000    0.0
NS Group, Inc., Sr Nt, 13.5%, 7/15/03                2,500    2,550,000    1.2
                                                           ------------  -----
                                                              2,605,000    1.2
RETAIL -- 3.2%
Central Tractor, Sr Nt, 10.625%, 4/1/07              1,500       75,000    0.0
Frank's Nursery & Crafts, Sr Sub Nt,
 10.25%, 3/1/08/1/,/4/                               1,750      297,500    0.1
Group 1 Automotive, Inc., Sr Sub Nt,
 10.875%, 3/1/09                                     1,500    1,440,000    0.7
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Percent
                                                   Par                 of Net
Description                                       (000)      Value     Assets

------------------------------------------------------------------------------
RETAIL (continued)
Guitar Center Mgmt., Sr Nt, 11%, 7/1/06          $  1,520 $  1,504,800    0.7%
Kmart Corp., Sr Nt, 9.875%, 6/15/08/2/              2,000    1,945,858    1.0
Mattress Discounters Co., Sr Nt,
 12.625%, 7/15/07                                   1,000      330,000    0.2
Michael's Stores, Inc., Sr Nt, 9.25%, 7/1/09/2/     1,000    1,000,000    0.5
                                                          ------------  -----
                                                             6,593,158    3.2
SERVICES -- 7.8%
American Eco Corp., Sr Nt,
 9.625%, 5/15/08/1/,/4/                             2,000       20,000    0.0
Coinmach Corp., Ser D Sr Nt, 11.75%, 11/15/05       1,750    1,793,750    0.9
Coyne International Enterprises Corp., Sr Sub
 Nt, 11.25%, 6/1/08                                 2,500    1,050,000    0.5
Oglebay Norton Co., Sr Sub Nt, 10%, 2/1/09          2,000    1,910,000    0.9
Pierce Leahy, Inc., Sr Nt. 8.125%, 5/15/08          1,000      995,000    0.5
Rose Hills Co., Sr Sub Nt, 9.5%, 11/15/04           1,275    1,005,656    0.5
Service Corporation International, Sr Nt, 6%,
 12/15/05                                           2,000    1,660,000    0.8
Service Corporation International, Sr Sub Nt,
 6.875%, 10/1/07                                      500      412,500    0.2
Stewart Enterprises, Inc., Sr Sub Nt,
 10.75%, 7/1/08/2/                                  1,000    1,030,000    0.5
Twin Laboratories, Inc., Sr Sub Nt,
 10.25%, 5/15/06                                      650      241,313    0.1
United Rentals, Inc., Sr Nt, 10.75%, 4/15/08/2/     1,000    1,035,000    0.5
Volume Services America, Inc., Sr Sub Nt,
 11.25%, 3/1/09                                     1,750    1,623,125    0.8
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08                                     2,500    2,378,125    1.1
Williams Scotsman, Inc., Sr Nt, 9.875%, 6/1/07      1,000      950,000    0.5
                                                          ------------  -----
                                                            16,104,469    7.8
TRANSPORTATION -- 4.3%
Anchor Lamina, Inc., Sr Sub Nt, 9.875%, 2/1/08      1,050      359,625    0.2

                                                                        Percent
                                                Shares/Par              of Net
Description                                       (000)       Value     Assets

-------------------------------------------------------------------------------
TRANSPORTATION (continued)
Delco Remy International, Inc., Sr Sub Nt,
 11%, 5/1/09/2/                                  $  1,000  $  1,040,000    0.5%
Hayes Lemmerz International, Inc., Sr Sub Nt,
 9.125%, 7/15/07                                    1,500     1,132,500    0.6
Hayes Lemmerz International, Inc., Sr Sub Nt,
 11.875%, 6/15/06/2/                                  500       485,000    0.2
JL French Automotive Castings, Inc., Sr Sub
 Nt, 11.5%, 6/1/09                                  1,000       365,000    0.2
Moran Transportation Co., Bank Debt, 7.219%,
 12/31/05                                           2,438     2,413,125    1.2
Oshkosh Truck Corp., Sr Sub Nt, 8.75%, 3/1/08       1,500     1,492,500    0.7
Westinghouse Air Brake, Sr Nt, 9.375%, 6/15/05        450       454,500    0.2
Westinghouse Air Brake, Sr Nt, 9.375%, 6/15/05      1,000     1,010,000    0.5
                                                           ------------ ------
                                                              8,752,250    4.3
UTILITIES -- 1.1%
CMS Energy Corp., Sr Nt, 9.875%, 10/15/07             450       469,079    0.2
Edison Mission, Inc., Sr Nt, 9.875%, 4/15/11        2,000     1,862,332    0.9
                                                           ------------ ------
                                                              2,331,411    1.1
                                                           ------------ ------
Total Corporate Debt Securities
 (amortized cost $235,071,737)                              188,588,875   91.7
                                                           ------------ ------
EQUITY INVESTMENTS -- 3.1%
Adelphia Communications, Inc., Pfd, 13%,
 7/15/09                                            5,000       490,000    0.2
Arch Wireless, Inc., Common Stock/1/               10,000         1,650    0.0
Arch Wireless, Inc., Warrants, 9/1/01/1/           23,483           235    0.0
Broadwing Communications, Inc., Pfd, 12.5%,
 2/15/09                                            2,000     1,980,000    1.0
Classic Communications, Inc., Common Stock/1/       5,250         4,673    0.0
Coho Energy, Inc., Common Stock/1/                 74,857       475,342    0.2
Convergent Communications, Inc., Common
 Stock/1/                                          10,800            65    0.0
DTI Holdings, Inc., Warrants, 3/1/08/1/,/3/        18,750             0    0.0
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Statement of Net Assets (concluded)
June 30, 2001 (Unaudited)
-------------------------------------------------------------------------------

                                                                        Percent
                                                Shares/Par              of Net
Description                                       (000)       Value     Assets

-------------------------------------------------------------------------------
EQUITY INVESTMENTS (continued)
Ft. Biscuit Company, LLC,
 Warrant, 11/1/05/1/,/3/                         $      1  $          0    0.0%
Glasstech, Inc., Warrants, 6/30/04/1/,/3/           1,000             0    0.0
Gulf States Steel, Warrants, 4/15/03/1/,/3/           500             0    0.0
Harvard Industries, Inc., Common Stock/1/         191,199       152,959    0.1
Kaiser Group Holdings, Inc., Common Stock/1/       63,011       151,226    0.1
Kaiser Group Holdings, Inc., Pfd, 7%, 12/31/07     52,301     1,059,095    0.5
Kaiser Group Holdings, Inc., Puts/1/               52,301             0    0.0
Mattress Discounters, Warrants/1/,/3/               1,000             0    0.0
McLeod USA, Inc., Common Stock/1/                   6,414        28,414    0.0
Optel, Inc., Warrants/1/,/3/                          750             0    0.0
Orion Refining Corp., CL A Conv Pfd Stock/1/           97         7,081    0.0
Orion Refining Corp., CL C Conv Pfd Stock/1/        1,522        63,924    0.0
Orion Refining Corp, Common Stock/1/              450,780             0    0.0
Paging Network Do Brasil Holding Co. LLC,
 Warrants/1/,/3/                                      500             0    0.0
Pathnet Inc., Warrants, 4/15/08/1/                  1,000            10    0.0
Phonetel Technologies, Inc., Common Stock/1/      286,900        34,428    0.0
Rural Cellular Corp., Pfd, 11.375% PIK,
 5/15/10                                            1,408     1,168,640    0.6
Saberliner Corp., Warrants, 4/15/03/1/,/3/            500             0    0.0
Safety Components International, Inc., Common
 Stock/1/                                          53,517       267,585    0.1
San Jacinto Holdings, Common Stock/1/,/3/           2,246             0    0.0
Sinclair Capital Hytops, Pfd, 11.625%, 3/15/09      5,000       475,000    0.2
XO Communications, Inc., Pfd, 13.5% PIK,
 6/1/10                                             1,480        88,800    0.1
                                                           ------------ ------
Total Equity Investments
 (cost $13,274,801)                                           6,449,127    3.1
                                                           ------------ ------

                                                                        Percent
                                               Shares/Par               of Net
Description                                      (000)       Value      Assets

-------------------------------------------------------------------------------
SECURITIES LENDING PROGRAM ASSETS -- 16.2%
Lehman Brothers Holdings, Inc. 4.23%, dated
 6/29/01, matures 7/2/01 (at amortized cost)    $  3,222  $  3,221,578     1.6%
Salomon Brothers Corp. 4.275%, dated 6/29/01,
 matures 7/2/01 (at amortized cost)               30,000    30,000,000    14.6
                                                          ------------  ------
Total Securities Lending Program Assets                     33,221,578    16.2
                                                          ------------  ------
COMMERCIAL PAPER -- 4.4%
American Express Credit Corp., 3.90%, 7/6/01       3,000     2,998,374     1.4
General Electric Capital Corp., 3.87%, 7/6/01      3,000     2,998,389     1.5
General Motors Acceptance Corp., 3.60%,
 7/6/01                                            3,000     2,998,500     1.5
                                                          ------------  ------
Total Commercial Paper
 (at amortized cost)                                         8,995,263     4.4
                                                          ------------  ------
TOTAL INVESTMENTS
 (amortized cost $290,236,136)                            $237,254,843   115.4
                                                          ------------  ------
Payable Upon Return of Securities Loaned                   (33,221,578)  (16.2)
Other Assets in Excess of Liabilities                        1,550,121     0.8
                                                          ------------  ------
Net Assets                                                $205,583,386   100.0
Less: Outstanding Preferred Stock                          (92,000,000)
                                                          ------------
Net Assets Applicable to 12,713,717 Shares of Common
 Stock Outstanding                                        $113,583,386
                                                          ============
Net Asset Value Per Common Share
 ($113,583,386/12,713,717)                                $       8.93
                                                          ============
-------------------------------------------------------------------------------

/1/Non-income producing security.
/2/Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $28,759,054 or 13.99% of net assets.
/3/Board valued security. These securities amounted to $4,036,436 or 1.96% of net assets.
/4/Security in default.
-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest, dividends, and other..................................  $11,784,815
EXPENSES:
 Investment advisory fee (Note 5)................................      757,971
 Administrative fee (Note 5).....................................       89,345
 Printing, postage and other.....................................      104,424
 Custodian, transfer agent and accounting fees (Note 5)..........       37,033
 Legal fees......................................................       25,068
 Directors' fees.................................................       30,113
 Audit fee.......................................................       16,614
 Insurance.......................................................       10,030
                                                                   -----------
 Total Expenses..................................................    1,070,598
                                                                   -----------
 Net Investment Income...........................................   10,714,217
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on investments.........................     (832,496)
 Net unrealized appreciation/(depreciation) on investments.......   (8,343,807)
                                                                   -----------
 Net realized and unrealized gain/(loss) on investments..........   (9,176,303)
                                                                   -----------
Net increase/(decrease) in net assets resulting from operations..    1,537,914
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS..........................   (2,401,595)
                                                                   -----------
NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON
 STOCKHOLDERS RESULTING FROM OPERATIONS AND DISTRIBUTIONS TO
 PREFERRED STOCKHOLDERS..........................................  $  (863,681)
                                                                   ===========

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     For the Six
                                                     Months Ended  For the Year
                                                       June 30,       Ended
                                                         2001      December 31,
                                                     (Unaudited)       2000
--------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
 Net investment income.............................  $ 10,714,217  $ 21,118,814
 Net realized gain/(loss) on investments...........      (832,496)   (4,746,544)
 Net unrealized appreciation/(depreciation) on
  investments......................................    (8,343,807)  (28,993,612)
                                                     ------------  ------------
Net increase/(decrease) in net assets resulting
 from operations...................................     1,537,914   (12,621,342)
                                                     ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
 Preferred dividends ..............................    (2,401,595)   (4,844,100)
 Common dividends..................................    (9,338,905)  (15,993,144)
                                                     ------------  ------------
Total decrease in net assets from distributions to
 stockholders......................................   (11,740,500)  (20,837,244)
                                                     ------------  ------------
FUND SHARE TRANSACTIONS (NOTES 2 AND 3):
 Net proceeds/(cost) from issuance/(exchange) or
  restructuring of preferred stock.................    90,797,000           --
 Cost to redeem 3,500,000 shares of outstanding
  preferred stock..................................   (71,337,395)
 Value of 19,799 and 13,833 shares issued in
  reinvestment of dividends, respectively..........       201,430       163,068
 Net proceeds from 3,175,092 shares of common stock
  issued in rights offering after deducting
  $1,273,137 of offering expenses..................    30,668,289           --
                                                     ------------  ------------
Total increase in net assets derived from fund
 share transactions................................    50,329,324       163,068
                                                     ------------  ------------
Total net increase/(decrease) in net assets........    40,126,738   (33,295,518)
NET ASSETS:
 Beginning of period...............................   165,456,648   198,752,166
                                                     ------------  ------------
 End of Period.....................................  $205,583,386  $165,456,648
                                                     ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
-------------------------------------------------------------------------------

                           For the Six               Year Ended December 31,
                          Months Ended  -----------------------------------------------------
                          June 30, 2001
                           (Unaudited)    2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE(1):
Net asset value,
 beginning of period....    $  10.03    $   13.55  $   15.19  $   17.40  $   17.44  $   16.02
                            --------    ---------  ---------  ---------  ---------  ---------
Net investment income...        0.97         2.22       2.18       2.30       2.22       2.16
Net realized and
 unrealized gain/(loss)
 on investments.........       (0.67)       (3.55)     (1.34)     (2.32)      0.83       1.42
                            --------    ---------  ---------  ---------  ---------  ---------
Net increase in net
 asset value resulting
 from operations........        0.30        (1.33)      0.84      (0.02)      3.05       3.58
                            --------    ---------  ---------  ---------  ---------  ---------
Distributions to
 Stockholders from:
Preferred dividends.....       (0.22)       (0.51)     (0.51)     (0.49)     (0.49)     (0.46)
Common:
 Net investment income
  and short-term gains..       (0.84)       (1.68)     (1.68)     (1.70)     (1.72)     (1.70)
 Net realized long-term
  gains.................         --           --         --         --       (0.16)       --
                            --------    ---------  ---------  ---------  ---------  ---------
Total distributions to
 preferred and common
 stockholders...........       (1.06)       (2.19)     (2.19)     (2.19)     (2.37)     (2.16)
                            --------    ---------  ---------  ---------  ---------  ---------
Capital Change Resulting
 from the Issuance of
 Fund Shares:
Common Shares...........       (0.12)         --       (0.29)       --       (0.69)       --
Preferred Shares........       (0.23)         --         --         --       (0.03)       --
                            --------    ---------  ---------  ---------  ---------  ---------
                               (0.35)         --       (0.29)       --       (0.72)       --
                            --------    ---------  ---------  ---------  ---------  ---------
Net asset value, end of
 period.................    $   8.93    $   10.03  $   13.55  $   15.19  $   17.40  $   17.44
                            ========    =========  =========  =========  =========  =========
Market value per share,
 end of period..........    $  10.85    $   10.56  $   11.63  $   16.38  $   18.19  $   17.88
                            ========    =========  =========  =========  =========  =========
TOTAL INVESTMENT RETURN:
Based on market value
 per common share(2)....        9.97%        4.97%   (19.91%)    (0.16%)     13.23%     14.37%
Based on net asset value
 per common share(3)....      (2.69%)     (14.48%)      2.56%    (3.19%)     15.44%     20.40%
RATIOS TO AVERAGE NET
 ASSETS(4):
 Expenses...............        1.19%        0.69%      1.14%      0.83%      1.47%      1.80%
 Net investment income..       12.23%       11.40%     10.08%      9.72%      8.92%      9.21%
SUPPLEMENTAL DATA:
Net assets at end of
 period, net of
 preferred stock (000)..    $113,583    $  95,457  $ 128,752  $ 108,190  $ 123,442  $  87,054
Average net assets
 during period, net of
 preferred stock (000)..    $110,190    $ 115,318  $ 130,836  $ 119,223  $ 118,893  $  83,074
Portfolio turnover
 rate...................          16%          35%        37%        88%       116%        76%
Number of preferred
 shares outstanding at
 end of period..........       3,680    3,500,000  3,500,000  2,450,000  2,450,000  1,650,000
Asset coverage per share
 of preferred stock
 outstanding at end of
 period.................    $ 56,000    $      47  $      57  $      64  $      70  $      73
Liquidation and average
 market value per share
 of preferred stock.....    $ 25,000    $      20  $      20  $      20  $      20  $      20
------------------------------------------------------------------------------------------------------

/1/Per share amounts are based on average shares outstanding.
/2/Total investment return excludes the effects of commissions.
/3/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/4/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.
-------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
-------------------------------------------------------------------------------
Notes to Financial Statements
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high yield, lower rated fixed-income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 A. SECURITY VALUATIONS -- Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At June 30, 2001, there was board valued securities of $4,036,436, or 1.96% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

 B. FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code's requirements applicable to investment companies. Provisions of $53,846 and $42,953 for federal excise tax were required at December 31, 2000 and 1999, respectively, because the Fund distributed less than 98% of net investment income.

  The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

 C. SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. The Fund has elected to defer the accretion of market discount until disposition of the security.

 D. SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

 E. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS --Interest income and expenses are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

 F. WHEN, AS AND IF ISSUED SECURITIES -- The Fund may engage in "when-issued" or "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date. No "when-issued" or "delayed delivery" purchase commitments were included in the portfolio of investments as of June 30, 2001.

 G. ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 H. PREMIUMS AND DISCOUNTS ON DEBT SECURITIES -- The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began accreting discounts and amortizing premiums of debt securities effective January 1, 2001. Prior to this date, the Fund did not accrete purchase discounts and amortize purchase premiums on debt securities.

2. COMMON STOCK -- At June 30, 2001, there were 46,500,000 shares of common stock with a $.01 par value authorized and 12,713,717 shares outstanding. During the six months ended June 30, 2001, the Fund issued 19,799 shares of common stock in connection with its dividend reinvestment plan.
-------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

 On April 5, 2001, the Fund issued 3,175,092 shares of common stock at $10.06 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,273,137 were re-corded as a reduction of the proceeds of the offering. These expenses in-cluded $287,473 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's investment advisor), for financial and advisory services, including advising the Fund regarding the structure of the rights offering and the materials utilized therewith, coordinating the distribution arrangements for the rights offering and pro-viding information and support services to soliciting broker-dealers.

 Dividends on common shares were $0.84 and $1.68 per common share for the six months ended June 30, 2001 and the year ended December 31, 2000, respective-ly.

3. PREFERRED STOCK -- On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required coverage, tests and restrictions. In general, the holders of the preferred stock and the common stock vote together as a single class, except that the preferred stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the preferred stock and common stock. The preferred stock has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The offering expenses of the preferred stock were $1,203,000, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $92,000 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the preferred stock offering and the materials utilized therewith, and coordinating the arrangements of the preferred stock offering. At June 30, 2001, accrued preferred dividends were $19,912.

 On June 29, 2001, the Fund redeemed the 3,500,000 outstanding shares of Se-ries C, D and E Cumulative Preferred Stock, which was subject to mandatory redemption on March 2, 2002. The make whole premium related to this transac-tion was $1,337,395, which was recorded as a reduction of paid-in capital for common stockholders.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities (excluding commercial paper) for the six months ended June 30, 2001 aggregated $73,738,386 and $28,111,368, respectively.

 At June 30, 2001, the federal income tax basis of securities was $265,139,816; unrealized depreciation aggregated $53,306,741, of which $3,752,581 related to appreciated securities and $57,059,322 related to de-preciated securities.

 At June 30, 2001, the Fund had available a capital loss carryforward of $12,497,050, which begins to expire in 2006, to offset any future net capital gains.

5. TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries Only(TM) (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average weekly net assets of the Fund. For the six months ended June 30, 2001, the Fund's total return was (2.69)%. For the same period, the total return of the CS First Boston High Yield Index, Developed Countries Only(TM) was 4.33%. For the period ended June 30, 2001, the advisory fee is calculated based on 0.40% of average weekly net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At June 30, 2001, accrued advisory fees were $591,851.

 The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides certain administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 2001, accrued administrative fees were $14,455.

 The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the
 Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average
--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------
 weekly net assets and 0.015% of such assets in excess of $100 million. At
 June 30, 2001, accrued accounting fees were $2,502.

 Certain affiliates of the Advisor serve as officers and/or directors of ICO, Inc.

6. NET ASSETS CONSIST OF:

                                                     June 30,    December 31,
                                                       2001          2000
                                                   ------------  ------------
Common Stock ($.01 par value)..................... $    127,137  $     95,188
Preferred Stock...................................   92,000,000    70,000,000
Paid-in capital...................................  179,363,986   151,066,612
Undistributed net investment income...............      728,550     1,754,833
Accumulated net realized gain/(loss) on
 investments......................................  (13,329,546)  (12,497,050)
Unrealized appreciation/(depreciation) on
 investments......................................  (53,306,741)  (44,962,935)
                                                   ------------  ------------
                                                   $205,583,386  $165,456,648
                                                   ============  ============

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        Pacholder High Yield Fund, Inc.



                               Semi-Annual Report
                                 June 30, 2001

--------------------------------------------------------------------------------

                        PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------


                            Directors and Officers

                 William J. Morgan         John F. Williamson
                 Chairman and President    Director


                 James P. Shanahan, Jr.    George D. Woodard
                 Secretary                 Director


                 James E. Gibson           Daniel A. Grant
                 Treasurer                 Director

                              Investment Objective
             A closed-end fund seeking a high level of total return
               through current income and capital appreciation by
           investing primarily in high-yield, fixed income securities of domestic companies.

                               Investment Advisor
                            Pacholder & Company, LLC

                                 Administrator
                    Kenwood Administrative Management, Inc.

                          Custodian and Transfer Agent
                               Firstar Bank, N.A.

                                 Legal Counsel
                           Kirkpatrick & Lockhart LLP

                              Independent Auditors
                             Deloitte & Touche LLP

                               Executive Offices
                        Pacholder High Yield Fund, Inc.
                              8044 Montgomery Road
                                   Suite 480
                              Cincinnati, OH 45236
                                 (513) 985-3200

                                    Web Site
                                 www.phf-hy.com

                     ------------------------------------

                       This report is for the informa-
                     tion of shareholders of Pacholder
                     High Yield Fund, Inc. It is not a
                     prospectus, offering circular or
                     other representation intended for
                     use in connection with the pur-
                     chase or sale of shares of the
                     Fund or any securities mentioned
                     in this report.


                     ------------------------------------